Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”), made and entered into this 22 day of February, 2012, at Reno, Nevada, by and between ORBCOMM Inc., a Delaware corporation company, whose address is 2115 Linwood Avenue, Fort Lee, NJ 07024 (“Borrower”), ORBCOMM LLC, a Delaware limited liability company, whose address is 2115 Linwood Avenue, Fort Lee, NJ 07024 (“ORBCOMM LLC”), ORBCOMM JAPAN, Limited, a Japanese company, whose address is 17-2 Nishi-Shinbashi 2-Chome, Minato-ku, Tokyo 105-003, Japan (“ORBCOMM Japan”), StarTrak Information Technologies, LLC, a Delaware limited liability company, whose address is 408 The American Road, Morris Plains, New Jersey (“StarTrak” and, together with ORBCOMM LLC and OBRCOMM Japan, the “Pledgors”), such Borrower and Pledgors are hereinafter collectively referred to as “Debtor,” and SIERRA NEVADA CORPORATION, a Nevada corporation, whose address is 444 Salomon Circle, Sparks, Nevada 89434, hereinafter referred to as “Secured Party.”

W I T N E S S E T H :

1. DEFINITIONS AND CONSTRUCTION. Unless otherwise defined herein, capitalized terms defined in the Loan Agreement and used herein have the meanings given to them in the Loan Agreement. In addition, as used in this Agreement, “Permitted Lien” means (a) presently existing or hereafter created Liens in favor of Secured Party; (b) Liens with respect to the payment of taxes, assessments or governmental charges, in each case, that are not yet due or that are being contested in good faith by appropriate proceedings; and (c) liens arising out of judgments or awards (x) which are fully covered by insurance (subject to applicable deductibles) and for which the relevant insurer has acknowledged its responsibility to cover such judgment or award or (y) with respect to which an appeal is being prosecuted in good faith and in respect of which a stay of execution shall have been issued.

2. CREATION OF SECURITY INTEREST. Debtor hereby pledges, assigns and transfers to Secured Party, and grants to Secured Party a security interest in and to the Collateral described herein pursuant to the Nevada Uniform Commercial Code—Secured Transactions.

3. OBLIGATIONS SECURED. The obligations secured by said security interest are briefly described as follows:

a. The payment and performance of all of Borrower’s obligations under that certain Line of Credit Promissory Note of even date herewith wherein Borrower is maker, and Secured Party is payee, in the original principal amount of up to $20,000,000.00, together with any modifications, extensions or renewals thereof, the terms of which are incorporated herein by this reference (“Note”);

b. The payment and performance of all of Borrower’s obligations under that certain Line of Credit Loan Agreement of even date herewith between Borrower and Secured Party, together with any amendments thereof, the terms of which are incorporated herein by this reference (the “Loan Agreement”);

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c. The expenses and costs incurred or paid by Secured Party in the preservation, enforcement and realization of the rights of Secured Party pursuant to the Note, the Loan Agreement and under this Security Agreement including, without limitation, reasonable attorneys’ fees, court costs, litigation expenses, foreclosure expenses, witness fees, and expert witness fees;

d. The expenses and costs incurred or paid by Secured Party to preserve and maintain the Collateral; and

e. The expenses and costs incurred or paid by Secured Party in performing the duties of Debtor pursuant to said obligations and the duties of Debtor under this Security Agreement.

4. DESCRIPTION OF COLLATERAL. The collateral (“Collateral”) consists of all of the following:

a. All rights of Debtor to payment for goods sold or for services rendered whether or not earned by performance, including but not limited to those evidenced by an instrument or chattel paper (as those terms are defined in the Nevada Uniform Commercial Code);

b. Certain Satellites now owned or hereafter acquired, wherever located, whether in the possession of Debtor or any other person and all improvements, replacements, accessions and additions thereto and embedded software included therein as follows:

(i) Satellite 1 as described in the Procurement Agreement;

(ii) Satellite 2 as described in the Procurement Agreement;

(iii) Satellite 3 as described in the Procurement Agreement;

(iv) Satellite 4 as described in the Procurement Agreement;

(v) Satellite 5 as described in the Procurement Agreement;

(vi) Satellite 6 as described in the Procurement Agreement;

(vii) Satellite 7 as described in the Procurement Agreement;

(viii) Satellite 8 as described in the Procurement Agreement;

(ix) Satellite 9 as described in the Procurement Agreement;

c. All proceeds of any of the foregoing, including without limitation, all rights to payment with respect to any insurance, including returned premiums, or any claim or cause of action relating to any of the foregoing.

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5. PURCHASE MONEY. Debtor acknowledges that certain of the proceeds of the obligations secured hereby may be used to enable Debtor to acquire rights in, or the use of, certain of the Collateral.

6. CLASSIFICATION OF COLLATERAL. Debtor acknowledges that, at the time said security interest attaches, the Collateral consists of accounts, equipment, instruments and goods.

7. TAXES, ASSESSMENTS AND LIENS. Debtor agrees to pay prior to delinquency all taxes, charges, encumbrances, liens and assessments against the Collateral and, upon the failure of Debtor to do so, Secured Party may, at its option, pay any of the same. Debtor shall reimburse Secured Party on demand for any amounts paid by Secured Party pursuant to this Paragraph 7, together with interest thereon at the rate of 12% per annum from the date of payment until the date of reimbursement.

8. OPERATION AND MAINTENANCE. Debtor will properly operate, maintain, protect and care for that portion of the Collateral consisting of Satellites while in Debtor’s control or possession. Without limiting the generality of the foregoing, Debtor will:

a. Properly service, repair, keep in good running order and condition, store and shelter such Collateral while in Debtor’s control or possession;

b. Operate such Collateral in a careful and proper manner and in compliance with all applicable laws, rules and regulations, all conditions of the insurance required under Paragraph 12 hereof and all manufacturer’s instruction and warranty requirements in each case in all material respects; and

c. Not make any alterations or additions which detract from such Collateral’s economic value or functional utility except as may be required by law.

9. INSPECTION RIGHTS. Secured Party, through its employees, agents and representatives, shall have the right to inspect the Collateral at reasonable times and upon reasonable notice to Debtor.

10. TRANSFER OF COLLATERAL. Debtor shall not sell or transfer nor suffer any sale or transfer of the Collateral, nor any part thereof, nor any interest of Debtor therein, without the prior written consent of Secured Party.

11. DEBTOR’S REPRESENTATIONS, COVENANTS AND WARRANTIES. In addition to any other representations, covenants and warranties contained herein, Debtor hereby represents, covenants and warrants to Secured Party as follows:

a. Each Debtor is the owner of that Debtor’s respective Collateral, has not previously assigned, transferred or granted any other security interest in the Collateral or any portion thereof other than Permitted Liens (and shall not do so in the future), has full right, power and authority and capacity to grant to Secured Party a security interest in the Collateral, and shall defend the Collateral against the claims and demands of all persons other than Secured Party;

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b. That Debtor shall give Secured Party prior written notice of any proposed change in the name or entity under which Debtor is conducting its business; and

c. In the event that Debtor intends to maintain any portion of the Collateral at an office outside of the State of New Jersey, Debtor shall give Secured Party prior to written notice of such fact and shall execute and deliver to Secured Party such additional documents and agreements, including, without limitation, financing statements, as Secured Party may reasonably require to insure the perfection of Secured Party’s interest in and to the Collateral.

12. INSURANCE. To the extent Debtor obtains a policy or policies of insurance on the portion of the Collateral consisting of Satellites, such policy or policies shall name Secured Party as a loss payee as its interest may appear. Debtor shall provide Secured Party with evidence of such policy or policies and shall provide Secured Party with evidence of renewal of such policy or policies at least ten (10) days prior to expiration. Any such policy shall provide that it may not be canceled without at least ten (10) days prior written notice to Secured Party.

Promptly upon obtaining knowledge of any damage to any portion of the Collateral, Debtor shall so notify Secured Party in writing. In any event, such notice shall be given to Secured Party not more than five (5) days after Debtor obtains knowledge of such damage.

Provided that Debtor is not then in default hereunder or under any obligation secured hereby, Secured Party shall release any insurance proceeds resulting from such damage for the purpose of assisting Debtor in repairing such Collateral or replacing such Collateral with goods the quality, value and function of which is at least equal to that of the Collateral which has been damaged. Release of such insurance proceeds for the purposes set forth above shall be subject to such disbursement conditions as Secured Party may reasonably require to protect its security interest. In the event that the cost of repairing or replacing any damaged Collateral is estimated to exceed the insurance proceeds available for such purpose, Debtor agrees to pay such excess cost and Secured Party may condition its release of the insurance proceeds upon Debtor’s election to either provide Secured Party (i) evidence acceptable to Secured Party of Debtor’s ability to pay any such excess cost (the “Excess Cost”) or (ii) a first priority security interest on other Satellite(s) not then pledged to Secured Party, and which shall be approved by Secured Party, which approval will not be unreasonably withheld, to the extent necessary to replace the portion of Collateral consisting of Satellites which suffered the casualty event (the “Replacement Collateral”).

If Debtor is in default hereunder, or under any obligation secured hereby, at the time of any damage to the Collateral or any portion thereof, or if Debtor fails to either (i) provide Secured Party with acceptable evidence of Debtor’s ability to pay any Excess Cost or (ii) provide Secured Party with Replacement Collateral, or if Debtor fails to timely pay any such Excess Cost, or if Debtor fails to repair or replace the Collateral as required herein, then Secured Party may apply the insurance proceeds to the payment of any obligation secured hereby, in such order as Secured Party may determine in its reasonable discretion.

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13. DEFINITION OF DEFAULT. Debtor shall be in default under this Agreement upon the occurrence of any of the following events (each, an “Event of Default”):

a. Failure of Debtor to fully perform any and all covenants and agreements contained in this Agreement, provided that Debtor shall have failed to cure such failure within thirty (30) days after receiving written notice thereof from Secured Party, and further provided that if such item cannot reasonably be cured in such 30-day period, then Debtor shall be deemed to have timely cured if Debtor commences the cure within said 30-day period and diligently pursues the same to completion;

b. Failure of Borrower to make any payment or perform any obligation under the Loan Agreement beyond any applicable grace period; or

c. Failure of Borrower to make any payment or perform any obligation under the Note beyond any applicable grace period.

14. ACCELERATION. Upon the occurrence and during the continuance of an Event of Default, Secured Party may, at its option, declare immediately due and payable all obligations secured hereby, and the same shall thereupon become immediately due and payable without notice to or demand on Debtor.

15. REMEDIES. The rights, powers and remedies given to Secured Party by this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, including, but not limited to, the right to require Debtor to assemble the Collateral and to make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to the Debtor and Secured Party. Any forbearance or failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of any other right, power or remedy, nor as a continuing waiver.

16. DEBTOR’S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default, Debtor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement, the Loan Agreement, the Note and all documents related thereto. Until default, Debtor may collect any of the Collateral consisting of accounts. If Secured Party at any time has possession of any Collateral, whether before or after an Event of Default, Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral for purposes of this Agreement if Secured Party takes such action for that purpose as Debtor shall request or as Secured Party, in Secured Party’s reasonable discretion, shall deem appropriate under the circumstances, but failure to honor any request by Debtor shall not of itself be deemed to be a failure to exercise reasonable care. Secured Party shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the obligations secured by this Agreement.

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17. SECURED PARTY’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Secured Party’s interest in the Collateral or if Debtor fails to comply with any provision of this Agreement, the Loan Agreement, the Note and all documents related thereto, including but not limited to Debtor’s failure to discharge or pay when due any amounts Debtor is required to discharge or pay under this Agreement, the Loan Agreement, the Note and all documents related thereto, Secured Party on Debtor’s behalf may (but shall not be obligated to) take any action that Secured Party deems reasonably appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for maintaining and preserving the Collateral. All such expenditures incurred or paid by Secured Party for such purposes will then bear interest at the rate of 12% per annum from the date incurred or paid by Secured Party to the date of repayment by Debtor. All such expenses will become a part of the obligations secured by this Agreement and, at Secured Party’s option, will be payable on demand. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Secured Party may be entitled upon Default.

18. LIABILITY. In all cases where this Agreement is executed by more than one person as debtor or secured party, all reference to Debtor or Secured Party, as the case may be, shall be construed to include the plural and the obligations of Debtor and rights of Secured Party are joint and several.

19. POWERS OF ATTORNEY. Debtor appoints Secured Party the attorney in fact of Debtor to prepare, sign, file and/or record this Agreement, one or more financing statements, and to take any other action deemed necessary, useful or desirable by Secured Party to perfect and preserve Secured Party’s security interest hereunder. Debtor hereby authorizes Secured Party to file financing statements, amendments and continuation statements in such filing offices as Secured Party deems necessary in connection with the security interest granted herein.

20. TIME. Time is of the essence of this Agreement.

21. BINDING EFFECT. This Agreement shall inure to the benefit of, and be binding upon, the heirs, assigns, transferees, personal representatives and successors in interest, in any capacity, of the parties hereto.

22. NOTICES. Any notice which either party hereto deems necessary, useful or desirable to give the other may be given by depositing the notice or a copy thereof in the United States mails addressed to such other party at the address shown herein. Receipt thereof by the addressee is conclusively presumed on the business day next following the dispatch thereof. For purposes of Article 9 of the Uniform Commercial Code in effect in Nevada (the “UCC”), the parties agree that mailing a written notice to Debtor at the address set forth on page 1 of this Agreement as the address of Debtor’s chief place of business, or at such other address as Debtor has notified Secured Party in writing, which notice specifies the time and place of any public or private sale of the Collateral, 30 days before the date such sale is to take place shall be deemed to be reasonable notification of such sale.

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23. DEBTOR’S OBLIGATION TO MAKE COLLATERAL AVAILABLE TO SECURED PARTY. Upon the occurrence and continuance of an Event of Default, the Secured Party may require Debtor to assemble the Collateral to the extent feasible and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Without removal Secured Party may render the Collateral unusable and may dispose of the Collateral on the Debtor’s premises under the UCC.

24. ADDITIONAL RIGHTS OF SECURED PARTY. If the Collateral or any portion thereof now or hereafter consists of instruments, documents, chattel paper, accounts, general intangibles, or goods in the possession of Secured Party, and if an Event of Default shall have occurred and be continuing, and only in such event and to such extent:

a. At any time, and following ten (10) days written notice to Debtor given in the manner provided in Paragraph 22 above, and at the expense of Debtor, Secured Party, in its name or in the name of its nominee or of Debtor, may, but shall not be obligated to:

(i) notify any person obligated on any security instrument or other paper subject to this Agreement of its rights hereunder;

(ii) collect by legal proceedings or otherwise all dividends, interest, principal and other sums now or hereafter payable upon or on account of the Collateral;

(iii) perform any obligation of Debtor hereunder.

b. Protest is waived.

c. Debtor waives any right to require Secured Party to:

(i) proceed against third persons;

(ii) proceed against or exhaust any Collateral, or

(iii) pursue any remedy available to Secured Party.

d. Debtor warrants that the Collateral is true, genuine and all that it purports on its face to be.

25. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada (excluding its conflict of laws rules), except to the extent the validity, perfection or priority of the security interest granted by the Debtor in the Collateral pursuant hereto, or the remedies provided for herein are governed by the laws of a jurisdiction other than the State of Nevada.

26. WAIVER OF RIGHT TO JURY TRIAL. Debtor hereby expressly waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement or under the Note, the Loan Agreement or any other loan documents executed in connection with the Note, as the same may be amended from time to time, or otherwise arising

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from any lending relationship existing in connection with the Note. Debtor agrees that any such action or proceeding shall be tried before a court and not before a jury. The parties agree that Clark County, Nevada shall be the proper venue for any action or proceeding brought to enforce or defend any rights under this Agreement or under the Note, the Loan Agreement or any other loan documents executed in connection with the Note, as the same may be amended from time to time, or otherwise arising from any lending relationship existing in connection with the Note.

27. FURTHER ASSURANCES. Debtor shall from time to time, at Debtor’s sole expense, promptly execute and deliver all instruments and documents, and take all further actions, as may be necessary and desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

28. SEVERABILITY. Should any provision of this Agreement be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provision of this Agreement and any remaining provisions of this Agreement shall be fully enforceable.

29. COUNTERPARTS. This Agreement may be executed in any number of counterparts (by original, facsimile copy or electronic mail), each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto.

30. AMENDMENT, MODIFICATION AND WAIVER. Without the prior written consent of the Secured Party and Debtor, no amendment, modification, or waiver of, or consent to any departure from, any provision hereunder shall be effective. Any such amendment, modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given. No waiver by Secured Party hereunder of any default shall be effective unless in writing, and any such waiver shall not operate as a waiver of any other default or the same default on a future occasion. No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder.

31. NON-BORROWER DEBTOR PROVISIONS. Pledgors are not the maker of the Note. Pledgors are executing this Agreement for the sole purpose of encumbering their interests in the Collateral as and upon the terms and provisions above provided in this Agreement, and Pledgors shall not be liable whatsoever for the payment or performance of any obligation of Borrower pursuant to the Note. However, in executing and delivering this Agreement to Secured Party, Pledgors, and each of them, expressly represent, acknowledge and agree as follows:

a. That (i) this Agreement is executed at Borrower’s request, and Pledgors have received adequate consideration therefore as the Pledgors shall receive a substantial benefit as a result of the Loan Agreement from which the Note arises; (ii) this Agreement complies with any and all agreements between Borrower and Pledgors regarding Pledgors’ execution hereof;

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(iii) Secured Party has made no representation to Pledgors as to the creditworthiness of Borrower; and (iv) Pledgors have established adequate means of obtaining, and will obtain from Borrower on a continuing basis, financial and other information pertaining to Borrower’s financial condition and any facts or circumstances that might in any way affect Pledgors’ obligations under this Agreement, and Secured Party shall have no obligation to disclose to Pledgors any information or furnish any material acquired in the course of the Secured Party’s relationship with Borrower.

b. To the extent permitted by applicable law, Pledgors waive any defense arising by reason of (i) any disability or other defense of Borrower or any other person; (ii) the cessation from any cause whatsoever, other than payment in full of the obligations secured hereby; (iii) the application by Borrower of the proceeds of any obligations secured hereby for purposes other than the purposes represented by Borrower to Secured Party or intended or understood by Borrower or Secured Party; (iv) any act or omission by Secured Party which directly or indirectly results in or aids the discharge or release of Borrower, any other person, any obligations secured hereby, or any collateral by operation of law or otherwise; or (v) any modification of any obligations secured hereby in any form whatsoever, including without limitation the renewal, extension, compromise, acceleration or other change in time for payment or terms of such obligations, increase or decrease of the rate of interest thereon, or other change in the terms of such obligations or any part thereof, and Pledgors agree to execute such amendments to this Agreement as Secured Party may reasonably require to reflect that this Agreement secures the obligations secured hereby as modified.

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IN WITNESS WHEREOF, the parties have executed and delivered this Security Agreement the day and year first above written at the place specified.

“Debtor”

	ORBCOMM INC., a Delaware corporation	ORBCOMM JAPAN, Limited, a Japanese company

By:		By:
	Marc Eisenberg	Name:
	Chief Executive Officer	Its:

ORBCOMM LLC, a Delaware limited liability company	STARTRAK INFORMATION TECHNOLOGIES, LLC, A DELAWARE LIMITED LIABILITYCOMPANY

By:	By:
Name:	Name:
Its:	Its:

“Secured Party”

SIERRA NEVADA CORPORATION, a Nevada corporation

By:
Eren Ozmen President

Holland & Hart LLP

Las Vegas, NV

(702) 669-4600